UBS Industrial Summit

May 18, 2018






NOW OPEN!




amazonPrime



Duke REALTY

Forward-Looking Statement

This slide presentation contains statements that constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, our statements regarding (1) strategic initiatives with respect to our assets, operations and capital and (2) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation. Many of these factors are beyond our ability to control or predict. Factors that could cause actual results to differ materially from those contemplated in this slide presentation include the factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable, however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information or future developments or otherwise.

Certain of the financial measures appearing in this slide presentation are or may be considered to be non-GAAP financial measures. Management believes that these non-GAAP financial measures provide additional appropriate measures of our operating results. While we believe these non-GAAP financial measures are useful in evaluating our company, the information should be considered supplemental in nature and not a substitute for the information prepared in accordance with GAAP. We have provided for your reference supplemental financial disclosure for these measures, including the most directly comparable GAAP measure and an associated reconciliation in the appendix to this presentation as well as in our most recent quarter supplemental report and earnings release, the latter two of which are available on our website at www.dukerealty.com. Our most recent quarter supplemental report also includes the information necessary to recalculate certain operational ratios and ratios of financial position. The calculation of these non-GAAP measures may differ from the methodology used by other REITs, and therefore, may not be comparable.

Contents



Who We Are

Largest pure play domestic-only industrial REIT

Founded 1972, IPO 1993; enterprise value ~$12 billion

499 modern facilities; 149 million Sq Ft



ePort, Perth Amboy, New Jersey
Turnpike Exit 10 Submarket
(3 buildings totaling 1.3 million SF)

Member of S&P 500 Index

Baa1/BBB+ credit ratings; very strong corporate governance

20 major U.S. logistics markets; 1,000 Customers

Why Duke Realty?

- ✓ Superior Asset Quality
- ✓ Deep and Experienced Management Team; Vertically Integrated
- ✓ 45 Year Development Track Record; Significant Value Creation
- ✓ Core Portfolio supports Low Volatility, Property NOI Growth
- ✓ Best in Class Balance Sheet; Consistent AFFO Growth
- ✓ Conservative Dividend Payout Ratio with Dividend Upside


5501

Chesapeake Commerce 5501 (Amazon), Baltimore, MD

Industrial Advantage

45 YEARS	of industrial operating and development experience as primary driver of company growth
MODERN BULK DISTRIBUTION	big-box focus resulting in higher credit quality tenants with fewer overall tenants to manage
"TIER 1" MARKETS	focus in large population centers with key trucking, rail, air cargo and shipping corridors
GROWING NOI STREAM	with contractual rent escalations and increasing rental rates on rollover; capture strong market rent growth; low capex and highly occupied development project deliveries
E-COMMERCE & SUPPLY CHAIN RECONFIGURATION	secular trends driving an extended cycle of incremental demand for modern logistics facilities


Con-way


amazon
fulfillment





KEY INDUSTRIAL BUSINESS DRIVERS & STATE OF THE MARKET

Demand: Macroeconomic Indicators / Drivers

	Correlation[1]	Growth Forecast	Trend
E-Commerce Sales	75% correlated to modern logistics facility [2] absorption	13-15%[3]	↑
Retail Sales[4]	45%	4.5-5.5%[4]	↗
Brick 'n Mortar Sales[4]	60%	3.5-4.5%[4]	↗
GDP	55%	2.6-3.0%[5]	↗
Inbound Port Traffic, Intermodal Rail, Retail Inventories, Industrial Production	50-60%	2.5-3.5%[6]	↗

(1) Per CoStar Portfolio Strategy (CPS) *"Leading Economic Indicators" for logistics* ; (2) Modern, logistics facility defined as >1995 age and 250K+ SF size; correlation is to square feet of absorption and assumes 1-4 quarter lead; (3) Forecasts per CPS; (4) Retail Sales *forecasts represents "Retail Sales excluding food* services, Auto & *Gas"*, as of Q4 per CPS, *"Brick 'n* Mortar Sales represents Retail ex-A&G less E-comm; (5) 2018 GDP per March 2018 FOMC projections; (6) Represents 2018 *forecast for industrial production, per Moody's Analytics.*

E-Commerce penetration and growth rate signal continued outsized growth

E-comm sales capturing greater proportion of overall retail sales – **projections are a rise to 10-15%** by 2020

E-comm sales growing approximately **15% annually ~ 4x to 5x** rate of bricks and mortar

E-commerce as a % of Total Retail Sales



2.9%
3.4%
3.6%
4.0%
4.4%
4.8%
5.3%
5.8%
6.4%
7.2%
8.0%
8.9%
9.5%
2006
2008
2010
2012
2014
2016
2018

Growth Rate: E-commerce vs. in-store sales



YOY %
25%
15%
5%
-5%
-15%
2006
2008
2010
2012
2014
2016
2018
16.4%
E-COMMERCE
3.4%
IN-STORE

Source: Retail sales (incl A&G) and Ecomm sales as of Q1 per Census Bureau; if exclude A&G, penetration rises from 9.5% to 14.0%. E-comm sales capture in 2020 per CoStar *and Moody's.*

Demand: New industrial square footage needed to keep up with growth in e-commerce sales

$1 billion of E-commerce sales requires approximately 1 million SF of fulfillment space[1]

E-commerce sales require approximately 3 times the square footage of warehouse vs. bricks and mortar

Projected E-comm sales[2] from 2018 through 2021 could drive approximately 339 million SF of incremental demand

Incremental SF estimated from E-Comm per year
(square feet millions)



29
31
30
38
42
51
62
68
78
90
103
Projected cumulative 339 million square feet through 2021
2011
2013
2015
2017
2019
2021

(1) Metric per CBRE, Cushman & Wakefield, NAIOP. (2) Assumes E-comm sales growth of 15%, which is consistent with the actual 2015-2018 quarterly growth rate range of 15-17%

Evolution of Amazon Distribution Network Growth

Amazon's use of smaller delivery stations and Prime Now Hubs are growing, but are still a very small part of their distribution network. Growth opportunities are still far larger in their more traditional larger distribution and ***sortation centers. DRE's portfolio*** development platform and relationships are best positioned to capture growth.



Properties Added
(millions SF)
30
25
20
15
10
5
0
2005
2007
2009
2011
2013
2015
2017

Sources: Historical data and facility types per MWPVL & CoStar, 2017 = Q3 YTD + estimated.

FULFILLMENT/DISTRIBUTION CENTER
- typical range 500K - 1.0M SF





SORTATION CENTER
- typical size 200K - 500K SF





DELIVERY STATION
- typical size 50K - 200K SF





PRIME NOW HUB
- typical size 25K - 50K SF





Supply: Supply in better shape than last cycle, supported by stronger occupancy and rent growth backdrop



Under Construction (MSF)*
250
200
150
100
50
0
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
UC % of Stock
Under Construction as % of Stock*
4%
3%
2%
1%
0%

Total Under Construction as % of Stock at ~1.6% compared to nearly 2% at the last peak

\+

Vacancy Rates today at ~4.5% are 350 basis points lower than last cycle low

=

Stronger Rent Growth this cycle



Market Rent Growth (Y/Y)*
2.5%
2.4%
-0.6%
-4.2%
-2.8%
-0.1%
1.8%
3.5%
5.0%
6.0%
6.3%
6.1%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Source: CoStar's all industrial *National index comprising 54 major Core Based Statistical Areas (CBSAs) as defined by U.S.OMB. As of 2/19/2018



17791 Perris Boulevard (Deckers Outdoor Corp), Inland Empire East Submarket

ASSET STRATEGY | OPERATING PORTFOLIO

Portfolio Geography

Diversified in 20 major industrial logistics markets	Growth focus in Tier 1 markets	58% Tier 1 market exposure



Seattle
Minneapolis-St. Paul
Eastern/Central Pennsylvania
Chicago
New Jersey
Columbus
Washington DC/ Baltimore
Indianapolis
Cincinnati
Northern California
St. Louis
Nashville
Raleigh
Southern California
Atlanta
Savannah
Dallas
Houston
Central Florida
South Florida
Concentration by NAV
< $350MM
$350MM – $599MM
$600MM – $999MM
> $1B

Note: Cap rate estimates for NAV per CBRE semi-annual cap rate survey plus an adjustment factor per DRE relative portfolio quality by market. *"Tier 1" markets = Chicago, SoCal, Atlanta, New Jersey, Dallas, South Florida, and Eastern PA.*

In-Service Industrial Portfolio – Peer Comparison

U.S. Industrial Size Exposure
(in millions of square feet, at pro rata ownership)



< 100K SF
100K-500K SF
> 500K SF
260
35
153
72
PLD
134
7
71
56
DRE
89
12
48
29
LPT
69
4
54
10
STAG
66
10
40
16
DCT
59
14
29
15
FR
37
20
17
EGP

Source: Estimates based on pro rata ownership percent of domestic, industrial-only facilities per Q1 supplemental reports. Square feet by size allocations per CoStar database.

Average Building Size
(000's square feet)



158 peer avg
80
123
171
178
191
201
289
EGP
FR
DCT
PLD
LPT
STAG
DRE

Source: Estimates based on domestic, industrial-only facilities per Q1 2018 company supplementals (LPT and EGP per CoStar May, 2018). No adjustment for partial property ownership interests.

Average Building Age
(in years)



20 peer avg
28
24
22
21
19
17
11
STAG
FR
PLD
EGP
DCT
LPT
DRE

Source: Per CoStar database based on wtd avg RBA basis, flex & industrial, in-service, only; May 2018. DRE per internal records. No adjustment for partial property ownership interests.

Modern Portfolio Advantage | 32'+ Clear Height Capturing Outsized Demand

Portfolio Average Clear Height

(in feet)


Peers
28
DRE
31



32'+ **Clear Height driving** majority of absorption growth, contributing to strong second generation leasing and development opportunities.
DUKE REALTY PORTFOLIO BEST POSITIONED

Ceiling Clear Height Stratification


Duke Realty
Duke Peers
U.S. 54 Major Metros
2%
18%
31%
11%
25%
24%
25%
28%
23%
40%
20%
16%
22%
9%
6%
0-23 feet
24-27 feet
28-31 feet
32-35 feet
>35 feet

32'+ Clear Height Ranking

(as % of each data set total portfolio)


62%
29%
22%
DRE
Peers
CoStar54

% of Total Absorption Represented By 32'+ Clear Height

(as % of CoStar54 total inventory)


70%
60%
70%
50%
30%
10%
% Since 2016
% Since 2014

Note: Peers include DCT, EGP, FR, LPT, PLD, and STAG. Per CoStar as of May 2018; DRE Q1 2018 actual.

Modern, Big Box Facilities Producing Strong Rent Growth and Low Capex . . . Drives AFFO Growth

Duke Realty Renewal Rent Growth by Building Size

(2013 - 2017)



12%
12%
15%
12%
<100K SF
100K-500K SF
>500K SF
Total

National Average Rent By Age*



Older than 2005
$6.05
2005 or Newer
$6.51
7.6% higher rents

* Asking rents for logistics facilities only per CoStar, as of mid-February 2018. Comprises 38 Core Based Statistical Areas (CBSAs) as defined by the U.S. OMB where Duke Realty owns logistics properties. Rent observations are equal-weighted at the building level, not weighted by market size.

Duke Realty Average TIs/LCs

(as % of Net Effective Rent*)



15%
12%
11%
12%
<100K SF
100K-500K SF
>500K SF
Total

*Net Effective Rent ("NER") is the total rent excluding expense reimbursements collected over the life of a lease. Capex comprises second generation TI's and LC's. (2008 - 2017)

Duke Realty Average Building Improvements**

(per square foot)

-- Size Stratification --



$0.15
$0.07
$0.02
$0.06
<100K SF
100K-500K SF
>500K SF
Total

-- Age Stratification --



$0.02
$0.09
$0.14
$0.06
0-10
10-20
20+
Total

** Capital costs to maintain the quality and functionality of a building - primarily roof, HVAC, parking and truck court replacements. (2008 - 2017)

Tenant Profile and Risk Management

Rank	Tenant		AGLV	% of Total AGLV
1	Amazon.com	$	39.0	6.6%
2	Wayfair Inc.		12.1	2.1%
3	Home Depot		8.7	1.5%
4	NFI Industries		8.7	1.5%
5	Floor & Décor Outlets		8.3	1.4%
6	Crate and Barrel		8.2	1.4%
7	Target Corporation		7.6	1.3%
8	HD Supply Inc		6.1	1.0%
9	XPO Logistics		5.6	1.0%
10	Lagardere Group		5.6	0.9%
	Total	$	109.9	18.7%

Note: AGLV = Annualized Gross Lease Value



Health Services 2%
Chemical Products 2%
Other(1) 3%
Publishing 2%
Technology 3%
Textiles 4%
Food products 6%
Consumer Services 6%
Transportation 19%
Manufactured Products 15%
E-commerce 17%
Retail 10%
Wholesale Goods 10%

(1) Other includes government agencies, construction, financial services, utilities, and agriculture

Strong Financial Review Protocols

- Due Diligence on prospective tenants
- Credit analysis reviews
- Rent reserve protocols
- Watch-lists
- Biannual market review meetings

Proactive Asset Management

- Strong tenant relationships
- Regular physical inspections
- Aggressive accounts receivable control
- Operating expense & capital expenditure control
- Location strategy, standard facility build-outs and strong regional operations teams contribute to reduced risk on re-leasing space and maintaining long term functionality

Operating Platform Aligned with E-commerce Growth

17% of tenant base e-commerce oriented… and growing

38% of development starts since 2013 e-commerce related

483,000 square feet average e-commerce lease size since 2013

amazon
Walmart Save money. Live better.
BEST BUY
DICK'S SPORTING GOODS
wayfair
TARGET
KOHL'S
carter's
STAPLES
The Container Store
weber
RH RESTORATION HARDWARE
Crate&Barrel
McKESSON
THE HOME DEPOT
FLOOR & DECOR
SAMSUNG
GRAINGER FOR THE ONES WHO GET IT DONE
HD SUPPLY
FedEx
hp
ups


Legacy Commerce Center (Brownfield development), Linden, NJ

ASSET STRATEGY | DEVELOPMENT CAPABILITIES

Development Strategic Advantages

45 YEARS	of development experience
STRATEGIC LAND	locations that can support approximately 33 million square feet of industrial development (including land options)
65% REPEAT BUSINESS	since 2010 with national customers; growing track record in executing e-commerce facilities....development pipeline has averaged over 25% e-commerce related since 2016
INTERNAL TEAM	provides competitive advantage in all aspects of development, including preconstruction and construction, to deliver lowest cost projects on schedule
STRONG RISK MANAGEMENT	policies in place to govern speculative exposure and development pipeline size

Development Strategic Advantages

Activity Since 2010

$3.1B investment and 115 development projects

53% of projects build-to-suit; 57% of projects > 50% pre-leased

$700 million estimated value creation(1)

Yields and profit margins of 6.7% and 23%, respectively(2)



(1) Value creation uses market cap rates at delivery date, with cap rate sources per CBRE and internal records; (2) Based on stabilized cash yield.

Select Recent Development Activity



Minneapolis
- 652,000 SF in two projects
- One build-to-suit
- One spec development; 46% pre-leased; currently 100% leased



Pennsylvania
- Two spec developments
- 1.8 million SF; 0% pre-leased



New Jersey
- Two spec developments
- 853,000 SF; 0% pre-leased



Southern California
- 1.5 million SF in three projects
- Two build-to-suits (1.2M SF)
- One spec development; 0% pre-leased; currently 100% leased



Indianapolis
- 1.3 million SF in three projects
- Two build-to-suits
- One spec development; 65% pre-leased; currently 100% leased



Atlanta
- Two spec developments
- 927,000 SF; 0% pre-leased


wayfair

Dallas
- 1.6 million SF in three projects
- Two build-to-suits
- One spec development; 0% pre-leased



St. Louis
- 855,000 SF build-to-suit



Houston
- 1.4 million SF in two projects
- One build-to-suit (1.0M SF)
- One spec development; 44% pre-leased



South Florida
- Two spec developments
- 312,000 SF
- 0% pre-leased; currently 53% leased

Speculative Development: Proven execution

46 speculative projects since 2010

Successful lease-up …average stabilization 6 months after in-service

13% average pre-leased at start; 86% leased at 3/31/2018

$935 million investment; 25-30% margins


Duke REALTY

In-Fill Redevelopment: Core Expertise

- 31 industrial projects
- 8.8 million square feet
- $850 million investment
- >25% profit margins

Example In-fill Redevelopment: SoCal – South Bay submarket

- 2015 in-fill land acquisition of brownfield site, adjacent to existing DRE facility
- Successfully completed a remediation plan with government agencies, demolished an old manufacturing facility, remediated the site and completed the entitlement process
- Early 2017 commenced 201,000 SF spec development, late 2017 signed lease for 100% of space
- Estimated profit margin 80%+



Los Angeles
110
110
Los Angeles International Airport (LAX) (10 Miles)
11600 Alameda St 201,000 SF
2700 East Imperial Hwy 323,000 SF
105
Imperial Highway
Alameda St
Ports of Los Angeles & Long Beach (11 Miles)

In-fill Redevelopment: SoCal – Mid-Counties submarket


LOS ANGELES
16301 & 16501 Trojan Way
La Mirada
Long Beach
PORT OF LOS ANGELES
AND
PORT OF LONG BEACH


Anaheim
(7 Miles)
Alondra Blvd
16501 TROJAN WAY
497,000 SF
Trojan Way
16301 TROJAN WAY
477,000 SF
UNDER CONSTRUCTION
Ports of
Los Angeles
& Long Beach
(15 Miles)
Los Angeles
International
Airport (LAX)
(23 Miles)
Santa Ana Freeway


16501 TROJAN WAY
497,000 SF
16301 TROJAN WAY
477,000 SF
UNDER CONSTRUCTION
(100% pre-leased to UPS Logistics)

- 2015 in-fill land acquisition of brownfield site, adjacent to existing DRE facility
- Successfully worked through site remediation contingencies and various government approvals
- Late 2016 executed 477,000 SF build-to-suit project with UPS Logistics
- Estimated profit margin > 40%

Strong Relative Development Pipeline

Total U.S. Pipeline Size

(in $ millions)



$1,016
$808
$525
$368
$103
$291
PLD
DRE
LPT
DCT
EGP
FR

Pipeline Pre-leasing Track Record



3 Yr Avg Pre-lease
Current Pre-lease
80%
60%
40%
20%
0%
62%
3 Yr Avg
37%
peer
3 yr avg
(excludes DRE)
PLD
DRE
LPT
DCT
EGP
FR

Note: Pipeline size and pre-lease % only include domestic, industrial projects under development and exclude pre-stabilized in-service developments. Source: Q1 2018 and historical company supplementals.


Lindenmeyr Munroe
1 Catherine Street, Teterboro, NJ, Meadowlands Submarket (156,000 SF)

ASSET STRATEGY | ACQUISITIONS

Acquisition Strategy

MARKET	focused on growth in Tier 1, primarily high barrier markets such as Southern California, Northern New Jersey and South Florida
PRODUCT	Modern, Class A distribution product and older product in strategic infill locations with potential for redevelopment
INVESTMENT PROFILE	Core, value add, or opportunistic
PLATFORM	Use acquisitions to build economies of scale and leverage regional operations and development platform in targeted markets
RELATIONSHIPS	Leverage relationships with brokers, principals and tenants to focus on both marketed and off-market transactions
EFFICIENCY	Internal due diligence teams and excellent access to capital allow for a highly efficient due diligence and funding process

Select Recent Acquisitions



Chicago
•I-55 submarket
•Three buildings; 803,000 SF; 83% leased
Northern New Jersey
•Meadowlands submarket
•156,000 SF; 100% leased
Southern California
•Mid Counties submarket
•219,000 SF; 100% leased
ARTESIA BOULEVARD
Southern California
•Inland Empire West & San Gabriel Valley
•Four buildings; 752,000 SF; 100% leased
Southern California
• South Bay submarket
• 71,000 SF; 100% leased
Atlanta
• I-20 West/Fulton submarket
• 225,000 SF; 100% leased
NJ – Bridge Portfolio
(see details following page)
Southern California
•North Orange County submarket
•119,000 SF; 100% leased
Southern California – Bridge Portfolio
•Inland Empire West & San Gabriel Valley
•Two buildings; 866,000 SF; 89% leased
South Florida – Bridge Portfolio
•Central Broward submarket
•Two buildings; 306,000 SF; 90% leased
Southern California
•Inland Empire East
•794,000 SF; 100% leased
Houston
•Port/Southeast submarket
•Two buildings; 773,000 SF; 100% leased
South Florida
•Medley submarket
•Three buildings; 677,000 SF; 46% leased

Acquisitions – Bridge New Jersey


Manhattan
80
95
78
278
678
1
2
3
4
5
6
7
8
9
10
DUKE REALTY IDENTIFIED SUBMARKETS
Teterboro Airport Ind (1)
Hudson Waterfront (2)
East Newark (3)
West Newark (4)
Elizabeth (5)
Linden (6)
Carteret/Avenel (7)
Perth Arnboy/GSP (8)
Exit 10 (9)
Exit 8A (10)

Point Carlstadt (land)
- 194,000 SF; Under construction

429 Delancy St. (land)
- 659,000 SF; Under construction

900 Federal Boulevard
- 207,000 SF; 100% leased

E-Port (1000, 980, & 960 High St.)
- 1,293,000 SF; 83% leased

337-387 Davidson Mill Rd.
- 489,000 SF; 100% leased

10 Broadway Road
- 264,000 SF; 100% leased


WAL-MART
AllPoints Midwest Building 3 (Walmart.com), Airport Submarket, Indianapolis, IN

OPERATING STRATEGY

Exceptional Leasing Performance | Record Occupancy and Balanced Supply-Demand Continues to Support Rent Growth

Stabilized Portfolio Occupancy

(stabilized in-service assets)



97.1%
97.8%
98.1%
98.5%
98.5%
2014
2015
2016
2017
Q1 2018

Key Metrics Driving Performance[1]

98.3% average stabilized occupancy

21% average rent growth

3.4%[2] same property NOI growth

7.3 years average lease term at signing

5.8 years average lease term remaining (in-service portfolio)

80% average lease renewal rate

(1) Statistics above 1/1/2017 – 3/31/2018 (unless otherwise noted); Rent growth and renewal metrics based on second generation leasing only. Average lease term indudes first generation leases, typically new development starts. (2) Reflects Q1 2018 same property growth under new methodology adopted starting 1/01/2018.

Strong Overall NOI Growth

DRE well positioned for outsized overall NOI growth. Non-same property pool has nearly 3x the gross $ NOI upside compared to same-property



Q1 Actual NOI (annualized)
NOI Growth Upside
($'s in millions)
$17.0
$475.0
4.0%
2018 Mid-point guidance
(escalators + rent growth + Flat to -0.5% occupancy)
56.0%
growth upside to Stabilization
$47.7
$85.0
20.4%
embedded near term total NOI growth upside from Q1
$47.3
$114.0 Upside
$560.0 Existing
Same Property NOI
Non-Same Property NOI In-service
Under Dev NOI
(future – 2018 & 2019)
Total NOI

	Same Property NOI	Non-Same Property NOI In-service	Under Dev NOI	Total NOI
Occupancy – DRE Q1	97.9%	74%	57%	94.4%
- occupancy upside to stabilization (~96-98%)	stabilized	+22-24%	+39-41%	+2.6-3.6%
Occupancy – DRE 2Y Avg	97.8%			
Occupancy – Peers Q1	97.2%			
Occupancy – Peers 2Y Avg	96.4%			

DRE achieved peak same-property occupancy sooner than peers

"Peers" = PLD,DCT,LPT,FR; EGP excluded from Occupancy due to lack of disclosure; NOI on a cash basis; Under Development NOI incorporates unfunded capital requirements to complete construction of facilities.

2018 Same-Property NOI Build-Up

Contributing factors include magnitude of leasing from 2H 2017



5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
+0.1%
+0.8%
+0.5%
+2.3%
+0.3%
Total
4.0%
Rent Growth on 2016 Rollovers
Rent Growth on 2017 Rollovers
Rent Growth on 2018 Rollovers
Embedded rent escalations
Efficiencies / Population Changes
2018 Mid-point Guidance

Same-Property NOI Forecast by Sector

Industrial sector growth expectations significantly stronger than average of sectors



Industrial Sector
Other Major Sectors
5.0%
4.6%
4.5%
3.4%
5.1%
2.2%
4.8%
2.7%
4.6%
2.2%
4.2%
2.1%
2016
2017
2018E
2019E
2020E
2021E

Source: Green Street Advisors, as of 5/16/2018. "Other Major Sectors" comprises Office, Apartments and Retail. Data normally updated Feb and August of each year.

Consistent Historical Cash Flow Growth | Dividends Integral to Investment Returns



($ in millions)
AFFO
Special Dividend
Normal Dividend
$185
$227
$223
$296
$231
$330
$70
Sp Div
$241
$355
$258
$378
$306
Sp Div
$277
$399
$292
$429(1)
AFFO Growth, as well as FFO Growth, has incurred slight dilution from significant asset recycling since 2012. Growth expected to reach a stronger, more "normalized" level beginning mid-2018.
2012
2013
2014
2015
2016
2017
2018 Guidance mid-point

	2012	2013	2014	2015	2016	2017	2018 Guidance mid-point
AFFO/sh Growth	5.1%	9.8%	6.7%	5.2%	5.0%	3.8%	7.3%
Normal Div/sh Growth	n/a	n/a	n/a	5.9%	5.6%	5.3%	5.2%
AFFO Payout	83%	76%	71%	68%	69%	70%	69%

(1) *2018 AFFO approximates 2018 DRE Range of Estimates "Growth in AFFO – Share Adjusted"*, deriving from a growth mid-point of 7.3%. 2018 dividends per share per First Call consensus ($0.81/sh).


16328

Lockport 16328 / 16410 / 16508 (3 buildings, 803,000 SF), I-55 Submarket, Chicago, IL

CAPITAL STRATEGY

Strong Credit Ratings

Moody's	S&P
Baa1	BBB+
(stable outlook)	(stable outlook)

DEBT MATURITIES



($ in millions)
Only 23% of debt matures through 2021
$6
$279
$15
$314
$604
$1,401
2018
2019
2020
2021
2022
Thereafter
Weighted Avg Interest Rate
6.16%
7.58%
5.86%
3.78%
4.20%
3.68%
JV Debt
Secured Debt
Unsecured Debt

Note: We intend to repay $227M of the 2019 maturity at par in September 2018.

- Recently renewed $1.2 billion line of credit, extending maturity to 2022 and reducing borrowing costs. Borrowing rate currently ~ 2.8%.
- Leverage levels and liquidity / borrowing capacity provides dry powder for significant growth.
  - Availability to fund future growth of approximately $1.0 – $1.3 billion without equity, while still maintaining leverage metrics within current ratings level.

Conservative Capital Structure with Refinancing Upside

Fixed Charge Coverage Ratio[(1),(2)]


Average: 4.8x
4.5x
4.8x
7.5x
4.8x
3.8x
4.1x
3.9x
DRE
DRE Guidance
PLD
EGP
DCT
FR
LPT

Net Debt / EBITDA[(1),(2)]


Average: 5.7x
4.7x
5.1x
5.0x
5.7x
5.7x
5.6x
6.3x
DRE
DRE Guidance
PLD
EGP
DCT
FR
LPT

Debt Profile[(3)]

	Fixed / Variable%	Unsecured / Secured %	Wtd Avg Rate %
DRE	97 / 3	88 / 12	4.3
PLD	81 / 19	85 / 15	2.8
EGP	89 / 11	82 / 18	3.5
DCT	78 / 22	91 / 9	4.4
LPT	91 / 9	91 / 9	3.8
FR	93 / 7	79 / 21	4.3

(1) Peers are 3/31/18 current quarter annualized per Wells Fargo Credit research.
(2) DRE 3/31/18 Actual – Fixed Charge Coverage (FCC) and Net Debt/EBITDA current quarter annualized as reported in supplemental, DRE Forecast TTM midpoint of guidance.
(3) Per 3/31/18 Company Supplementals. Figures in %'s.


Duke
REALTY
Freeport IX , DFW submarket, Dallas, TX

WHY DUKE REALTY?

Attractive Yield, Payout Ratio and Relative Valuation

Dividend Yield


2.9%
3.0%
2.2%
2.8%
3.7%
2.9%
2.4%
5.5%
3.2% = Peer Avg
DRE
PLD
DCT
FR
LPT
EGP
TRNO
STAG

Price / AFFO 2018E


23.8
24.8
32.5
23.6
20.6
26.1
36.9
14.8
25.6 = Peer Avg
DRE
PLD
DCT
FR
LPT
EGP
TRNO
STAG

Notes: AFFO estimate consensus median per S&P GMI; DRE per implied guidance mid-point. Peer median used to eliminate wide inconsistencies across analyst modeling of certain peer company gains from contributions, promotes, etc.

AFFO payout ratio


68.6%
73.4%
73.1%
65.0%
77.0%
75.7%
89.2%
82.2%
75% = Peer Avg
DRE
PLD
DCT
FR
LPT
EGP
TRNO
STAG

Premium / (Discount) to NAV


2.2%
-0.9%
17.3%
-1.4%
-6.8%
9.9%
10.4%
-7.6%
3.0% = Peer Avg
DRE
PLD
DCT
FR
LPT
EGP
TRNO
STAG

Notes: source S&P GMI; note source captures approximately 70% of DRE's analyst coverage which is deemed a reasonable sample for consensus, and assumes same for peers.

Norte: All share price and estimates data as of 5/15/2018.

Why Duke Realty?

✓ Superior Asset Quality

- Youngest portfolio in industry and 289,000 square foot average building size produces lower capex, lower turnover, and higher credit tenants including fast growing e-commerce customers
- Benefit from tenant flight to quality in down cycle, more cash flow resilience

✓ Industry leading Management Team | 45 Year Development Track Record of Creating Value

- Highly renowned executive team with proven success; vertically integrated platform with deep customer relationships
- Industrial development starts have averaged $512 million since 2012 and averaged 61% pre-leased. Estimated margins over 20% generating significant value creation. Strategic land bank and land acquisitions fuels long term NAV growth potential

✓ Best in Class Balance Sheet

- Lowest Debt/EBITDA ratio in sector
- Excellent access to capital; emphasis on self-funding
- Positioned for offense as opportunities arise

✓ Consistent Cash Flow Growth

- 6.1% CAGR in AFFO for last 6 years with strong portfolio dynamics to drive continued growth
- Significant portfolio repositioning and corresponding FFO dilution now in rear view mirror; normalized growth expected starting 2H 2018

✓ Low Dividend Payout Ratio with Dividend Increases

- Dividend increases last three years (5.9%, 5.6% and 5.3%, respectively) and positioned for future increases

Sustainability at Duke Realty

Environmental

60 LEED CERTIFICATIONS
PROJECTS DELIVERED SINCE 2008

18 LEED ACCREDITED
PROFESSIONALS IN-HOUSE

Social

$245M 2017 VENDOR SPEND WITH SMALL AND DIVERSE BUSINESSES

10,800 TOTAL 2017 ASSOCIATE VOLUNTEER HOURS

Governance

GOVERNANCE QUALITY SCORE OF "3"**

OVER 20% FEMALE BOARD MEMBERS

PART OF GLOBAL WOMEN'S INDEX FUND

** *ISS QualityScore based on four "pillars"* - Board Structure, Shareholder Rights, Compensation and Audit. In aggregate, over 100 variables drive the composite score. Peer set is S&P 500 firms as of 5/1/18.

2018 Range of Estimates

(dollars in millions except per share amounts)

Metrics	2017 Actual	2018 YTD	Range of Estimates		Key Assumptions
			Pessimistic	Optimistic	
Net Income per Share Attributable to Common Shareholders - Diluted	$4.56	$0.20	$0.71	$1.09	- Previous guidance of $0.68 to $0.98. - Lower gains on property sales compared to 2017.
NAREIT FFO per Share Attributable to Common Shareholders - Diluted	$1.27	$0.31	$1.26	$1.34	- Previous guidance of $1.24 to $1.32. - Includes net gains on land sales.
Core FFO per Share Attributable to Common Shareholders - Diluted	$1.24	$0.30	$1.26	$1.32	- Previous guidance of $1.24 to $1.30. - Lease up of new development and acquisitions. - 2017 special dividend dilution.
Growth in AFFO - Share Adjusted	3.8%	(9.0)%	4.5%	10.0%	- Previous guidance of 2.7% to 8.2%. - Driven by same factors impacting Core FFO. - YTD performance due to inclusion of medical office portfolio in Q1 2017
Average Percentage Leased (stabilized portfolio)	98.1%	98.4%	97.5%	98.5%	- Previous guidance of 97.1% to 98.1%. - Strong leasing economics. - Significant lease up of speculative development. - Near peak occupancy and limited up-side on operating portfolio.
Average Percentage Leased (In-service portfolio)	96.3%	96.6%	96.0%	97.0%	- Previous guidance of 95.5% to 96.5%. - Significant lease up of speculative development and acquisitions.
Same Property NOI Growth	4.00%	3.40%	3.25%	4.75%	- Continued solid rent growth expected, embedded lease escalators.
Building Acquisitions (Duke share)	$997	$23	$100	$500	- Focused on Tier 1 markets.
Building Dispositions (Duke share)	$3,095	$170	$350	$550	- Previous guidance of $300 to $500. - Data centers and Midwest non-strategic industrial.
Land Sale Proceeds	$58	$4	$10	$20	- Non-strategic inventory is shrinking.
Development Starts (JVs at 100%)	$866	$226	$650	$850	- Previous guidance of $500 to $700 - Good pipeline of BTS prospects. - Speculative starts in targeted growth markets.
Service Operations Income	$5	$1	$1	$4	- Focus on development over third party work.
General & Administrative Expense	$55	$21	$57	$53	- Stable overhead levels.
Effective Leverage (Gross Book Basis)	29%	29%	33%	29%	- Previous guidance of 34% to 30%. - Reflects short-term impact of medical office properties disposition.
Fixed Charge Coverage (TTM)	4.5X	4.6X	4.5x	5.0x	- Reflects impact of 2017 unstabilized development and acquisitions.
Net Debt to Core EBITDA (TTM)	4.5X	4.6X	5.3X	4.8X	- Previous guidance of 5.5X to 5.0X. - Reflects short-term impact of medical office properties disposition. - Increase to fund development. - Maintain Baa1/BBB+ ratings.

CoStar Disclaimer

THESE COSTAR PORTFOLIO STRATEGY MATERIALS CONTAIN FINANCIAL AND OTHER INFORMATION FROM A VARIETY OF PUBLIC AND PROPRIETARY SOURCES. COSTAR GROUP, INC. AND ITS AFFILIATES (COLLECTIVELY, "COSTAR") HAVE ASSUMED AND RELIED UPON, WITHOUT INDEPENDENT VERIFICATION, THE ACCURACY AND COMPLETENESS OF SUCH THIRD PARTY INFORMATION IN PREPARING THESE MATERIALS.

THE MODELING, CALCULATIONS, FORECASTS, PROJECTIONS, EVALUATIONS, ANALYSES, SIMULATIONS, OR OTHER FORWARD-LOOKING INFORMATION PREPARED BY COSTAR AND PRESENTED HEREIN (THE "MATERIALS") ARE BASED ON VARIOUS ASSUMPTIONS CONCERNING FUTURE EVENTS AND CIRCUMSTANCES, WHICH ARE SPECULATIVE, UNCERTAIN AND SUBJECT TO CHANGE WITHOUT NOTICE. YOU SHOULD NOT RELY UPON THE MATERIALS AS PREDICTIONS OF FUTURE RESULTS OR EVENTS, AS ACTUAL RESULTS AND EVENTS MAY DIFFER MATERIALLY. ALL MATERIALS SPEAK ONLY AS OF THE DATE REFERENCED WITH RESPECT TO SUCH DATA AND MAY HAVE MATERIALLY CHANGED SINCE SUCH DATE. COSTAR HAS NO OBLIGATION TO UPDATE ANY OF THE MATERIALS INCLUDED IN THIS DOCUMENT. YOU SHOULD NOT CONSTRUE ANY OF THE DATA PROVIDED HEREIN AS INVESTMENT, TAX, ACCOUNTING OR LEGAL ADVICE.

COSTAR DOES NOT REPRESENT, WARRANT OR GUARANTY THE ACCURACY OR COMPLETENESS OF THE INFORMATION PROVIDED HEREIN AND SHALL NOT BE HELD RESPONSIBLE FOR ANY ERRORS IN SUCH INFORMATION. ANY USER OF THE INFORMATION PROVIDED HEREIN ACCEPTS THE INFORMATION "AS IS" WITHOUT ANY WARRANTIES WHATSOEVER. TO THE MAXIMUM EXTENT PERMITTED BY LAW, COSTAR DISCLAIMS ANY AND ALL LIABILITY IN THE EVENT ANY INFORMATION PROVIDED HEREIN PROVES TO BE INACCURATE, INCOMPLETE OR UNRELIABLE.

Definitions

Supplemental Performance Measures

Funds from Operations *("FFO")*: FFO is computed in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as net income (loss) excluding gains (losses) on sales of depreciable property and impairment charges related to depreciable real estate assets; plus real estate related depreciation and amortization, and after similar adjustments for unconsolidated joint ventures. We believe FFO to be most directly comparable to net income as defined by generally accepted accounting principles ("GAAP"). We believe that FFO should be examined in conjunction with net income (as defined by GAAP) as presented in the financial statements accompanying this release. FFO does not represent a measure of liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders.

Core Funds from Operations *("Core FFO")*: Core FFO is computed as FFO adjusted for certain items that are generally non-cash in nature and that materially distort the comparative measurement of company performance over time. The adjustments include gains on sale of undeveloped land, impairment charges not related to depreciable real estate assets, tax expenses or benefits related to (i) changes in deferred tax asset valuation allowances, (ii) changes in tax exposure accruals that were established as the result of the previous adoption of new accounting principles, or (iii) taxable income (loss) related to other items excluded from FFO or Core FFO (collectively referred to as "other income tax items"), gains (losses) on debt transactions, gains (losses) on and related costs of acquisitions, gains on the sale of merchant buildings, promote income and charges related to major overhead restructuring activities, including severance. Although our calculation of Core FFO differs from NAREIT's definition of FFO and may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance.

Adjusted Funds from Operations *("AFFO")*: AFFO is a supplemental performance measure defined by the company as Core FFO (as defined above), less recurring building improvements and total second generation capital expenditures (the leasing of vacant space that had previously been under lease by the company is referred to as second generation lease activity) related to leases commencing during the reporting period, and adjusted for certain non-cash items including straight line rental income and expense, non-cash components of interest expense and stock compensation expense, and after similar adjustments for unconsolidated partnerships and joint ventures.

EBITDA for Real Estate ("EBITDAre"): EBITDAre is defined by NAREIT as earnings, before interest, taxes, depreciation and amortization ("EBITDA") adjusted to exclude gains (losses) on sales of depreciable property, gains (losses) on change of control, impairment charges related to depreciable real estate assets and to include share of EBITDAre of unconsolidated joint ventures.

Core EBITDA: Core EBITDA is defined by the Company as the EBITDAre, adjusted to exclude gains (losses) on land sales, impairment charges related to land, gains (losses) on and related costs of business combinations, capital transactions, promote income and severance charges related to major overhead restructuring activities. Core EBITDA is also adjusted from EBITDAre to include non-real estate asset related depreciation expense.

Property Level Net Operating Income - Cash Basis ("PNOI"): PNOI is comprised of rental revenues from continuing operations less rental expenses and real estate taxes from continuing operations, along with adjustments to exclude the amortization of above and below market rents, amortization of lease concessions, lease termination fees as well as an adjustment to add back intercompany rent. PNOI, as we calculate it, may not be directly comparable to similarly titled, but differently calculated, measures for other REITs. We believe that PNOI is another useful supplemental performance measure, as it is an input in many REIT valuation models and it provides a means by which to evaluate the performance of the properties within our Rental Operations segments.

Same Property Performance Net Operating Income ("SPNOI"): We evaluate the performance of our properties, including our share of properties we jointly control, on a "same property" basis, using PNOI with certain minor adjustments. The same property pool of properties is defined once a year at the beginning of the current calendar year, and includes buildings that were in the stabilized portfolio throughout both the current and prior calendar years in both periods. The same property pool is adjusted for dispositions subsequent to its initial establishment. Same property NOI excludes term fees.

FFO, Core FFO and AFFO

(in thousands)

	2018 Guidance	2017 Actual	2016 Actual	2015 Actual	2014 Actual	2013 Actual
Net income attributable to common shareholders	$ 361,062	$ 1,634,431	$ 312,143	$ 615,310	$ 204,893	$ 153,044
Add back:						
Noncontrolling interest in earnings of unitholders	3,384	15,176	3,089	6,404	2,627	2,094
Net Income Attributable to Common Shareholders-Diluted	$ 364,446	$ 1,649,607	$ 315,232	$ 621,714	$ 207,520	$ 155,138
Reconciliation to Funds From Operations ("FFO")						
Net Income Attributable to Common Shareholders	$ 361,062	$ 1,634,431	$ 312,143	$ 615,310	$ 204,893	$ 153,044
Adjustments:						
Depreciation and amortization	301,499	299,472	317,818	320,846	384,617	409,050
Joint Venture share of adjustments	(1,039)	(41,019)	(40,405)	13,336	(56,422)	(19,987)
Gains on property sales, net of taxes and impairments	(191,125)	(1,448,080)	(159,979)	(651,941)	(167,947)	(192,421)
Noncontrolling interest share of adjustments	(984)	10,939	(1,157)	3,265	(2,030)	(2,645)
NAREIT FFO Attributable to Common Shareholders - Basic	469,413	455,743	428,420	300,816	363,111	347,041
Noncontrolling interest in income of unitholders	3,384	15,176	3,089	6,404	2,627	2,094
Noncontrolling interest share of adjustments	984	(10,939)	1,157	(3,265)	2,030	2,645
NAREIT FFO Attributable to Common Shareholders - Diluted	$ 473,781	$ 459,980	$ 432,666	$ 303,955	$ 367,768	$ 351,780
Gain on land sales, including share of joint ventures	(4,825)	(12,329)	(13,040)	(35,054)	(10,441)	(9,547)
Gain on non-depreciable property sale - joint venture	—	(119)	(6,156)	—	—	—
Loss on debt extinguishment, including share of joint ventures	—	26,104	35,526	85,713	283	9,433
Adjustments for redemption/repurchase of preferred shares	—	—	—	—	13,752	5,932
Land impairment charges, including joint ventures	—	3,622	14,299	41,637	33,700	3,777
Other income tax items	—	(7,685)	—	—	—	(641)
Overhead restructuring charges	—	—	—	7,422	—	—
Promote income	—	(20,007)	(26,299)	—	—	—
Acquisition-related activity	—	—	(7,176)	8,499	1,099	3,093
Core FFO Attributable to Common Shareholders - Diluted	$ 468,956	$ 449,566	$ 429,820	$ 412,172	$ 406,161	$ 363,827
Adjusted FFO						
Core FFO - Diluted	$ 468,956	$ 449,566	$ 429,820	$ 412,172	$ 406,161	$ 363,827
Adjustments:						
Straight-line rental income and expense	(21,440)	(17,328)	(17,107)	(23,232)	(22,170)	(17,552)
Amortization of above/below market rents and concessions	3,363	1,201	1,526	3,659	5,348	9,054
Recurring capital expenditures	(41,420)	(59,051)	(60,894)	(61,693)	(81,447)	(82,799)
Other	19,953	24,270	24,749	23,804	22,127	23,917
Adjusted FFO - Diluted	$ 429,412	$ 398,658	$ 378,094	$ 354,710	$ 330,019	$ 296,447
Dividends Paid (Excluding Special Dividends)	$ 291,970	$ 276,539	$ 257,822	$ 241,293	$ 231,178	$ 223,286
Special Dividends	$ —	$ 305,628	$ —	$ 69,055	$ —	$ —

SPNOI
(unaudited and in thousands)

Same Property Net Operating Income (Industrial Only)	Three Months Ended	
	March 31, 2018	March 31, 2017
Income from continuing operations before income taxes	$ 83,853	$ 67,547
Share of property NOI from unconsolidated joint ventures	4,008	3,954
Income and expense items not allocated to segments	59,625	63,739
Earnings from service operations	(692)	(1,775)
Properties not included and other adjustments	(28,056)	(18,666)
Same Property NOI	$ 118,738	$ 114,799
Percent Increase	3.4%	